Exhibit 32.2
SECTION 1350 CERTIFICATION
The undersigned hereby certifies, in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of MediaCo Holding Inc. (the “Company”), that, to his knowledge:
(1)the Quarterly Report of the Company on Form 10-Q for the period ended September 30, 2022, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2022
/s/ Ann C. Beemish
Ann C. Beemish
Executive Vice President, Chief Financial Officer and
Treasurer